4Q 2022 Investor Presentation Exhibit 99.2 January 26, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations or policies; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT, Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council’s guidelines and regulations; lending risks and risks associated with loan sector concentrations; supply-chain disruptions, labor shortages, and any other; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; changes in oil and gas prices, and declining demand for coal could negatively impact the demand and credit quality of loans; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes in inflationary pressures; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligation securities; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the ongoing impact of the COVID-19 pandemic and the U.S. government’s response to the pandemic; changes in general economic conditions caused by inflation, recession, acts of terrorism, and outbreak of hostilities, or other international or domestic calamities, including wars or international conflicts with respect to which the United States may or may not be directly involved, unemployment, or other economic and geopolitical factors; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $32.3 Billion Total RBC*2 12.55% LHFI* $18.1 Billion CET1*2 10.51% Deposits $25.1 Billion Leverage2 7.75% ACL*/LHFI 1.22% TCE* 5.95% *Loans held for investment (LHFI) *Risk based capital (RBC) *Allowance for credit losses (ACL) *Comment equity tier-1 (CET1) *Tangible common equity (TCE) Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization1 $4.0 Billion Dividend Yield 4.4% Branch Network 307 banking offices Sub Debt Rating Kroll BBB 3 307 banking offices in 14 states 1 Calculated using closing stock price of $38.65 as of 12/31/2022 2 Preliminary estimates - may be subject to change

FOURTH QUARTER 2022 HIGHLIGHTS Earnings • Net income of $85.8 million, or $0.82 per share, included $(0.07) of selected items and $(0.07) less accretion vs. Q3 • Net interest margin (NIM) of 3.61%; adjusted NIM of 3.49%1, an increase of 2 basis points from the third quarter • Efficiency ratio of 57.1%; adjusted efficiency ratio of 54.6%1 • Return on average equity (ROAE) of 11.2% in Q4; adjusted ROAE of 11.7%1 Balance Sheet • Loan growth of $495.7 million, or 11.1% annualized, with positive contribution from all regions • $850.0 million in notional receive-fixed swaps added in Q4 against bonds and loans, bringing the total notional to $1.2 billion • Balance sheet sensitivity is now neutral to changes in short rates, up or down • Loan/deposit ratio increased to 72.2% at 12/31, from 68.0% in the prior quarter Asset Quality • Overall, credit quality continued to improve; net charge-offs (NCOs) were only $1.1 million, or 2 basis points annualized • Total non-performing loans of $65.6 million declined 23.7% to 36 basis points of LHFI, with an ACL coverage ratio of 335.5% • Total criticized loans increased $38.2 million, or 6.6%, to $615.1 million at 12/31 • Funded ACL build attributable to loan growth and a more conservative macro-economic outlook; increased to 1.22% of LHFI Capital • Book value per share (BVPS) of $29.43 as of December 31, 2022 increased 2.3% in the quarter; Tangible book value per share (TBVPS) of $17.691 increased 4.0% in the quarter; AOCI improved by $30.6 million • Paid a Q4 quarterly cash dividend of $0.47 per share, up from $0.41 in the prior quarter, an increase of 14.6% • Maintained regulatory capital levels that exceeded internal guidelines; CET1 of 10.5%2 and total RBC of 12.6%2 4 1 See non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change

FOURTH QUARTER 2022 RESULTS Summary of Q4 2022 Results $ amounts in millions, except per share data 4Q22 Net interest income $258.4 Provision for (reduction in) credit losses 14.7 Non-interest income 41.6 Non-interest expense 175.3 Income before taxes 110.0 Income taxes 24.2 Net income $85.8 Diluted earnings per share (EPS) $0.82 Q4 2022 Selected items impact $ amounts in millions, except per share data Income Statement Geography Pre-tax (in MM) After-tax (in MM) Reported EPS Impact Held for sale (HFS) loan fair value adjustment Other Income $(0.4) $(0.3) $— Performance-related incentive adjustment Salaries and Wages (4.2) (3.3) (0.03) Merger-related expenses Acquisition expense (3.9) (3.0) (0.03) Litigation expense accrual Other Expenses (1.3) (1.0) (0.01) Totals $(9.8) $(7.6) $(0.07) 5 Quarterly Notes: • Quarterly provision expense includes $6.5 million in additional provision for unfunded loan commitments during Q4. • Effective tax rate for full-year 2023 expected to be in the range of 23.0-24.0%.

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 47% Construction RE, 11% Residential RE, 12% Agriculture RE, 4% Consumer, 6%Commercial, 16% Agriculture, 4% Loans by Geography MT, 15% WY, 5% ID, 5% WA, 7% OR, 9% SD, 10%ND, 1% NE, 6% IA, 10% KS, 2% AZ, 6% CO, 8% Other, 16% Revolving Funded Commitments 33.4% 41.7% 37.9% 37.1% 36.8% 4Q21 1Q22 2Q22 3Q22 4Q22 6 Loan Highlights: • Loan growth of $495.7 million in Q4, or 11.1% annualized, with positive contributions across all regions • Revolving unfunded commitments of $3.2 billion at 12/31 • Non-revolving unfunded commitments of $1.7 billion at 12/31 • Commercial real estate (RE) segment is 36.9% owner- occupied • 2023 outlook calls for mid single-digit end-of-period loan growth; Q1 typically seasonally slower $18.1B Balances as of December 31, 2022

DEPOSIT BASE Total Deposits Non-interest bearing, 30% Demand, 29% Savings, 33% Time, 8% Deposits by State MT, 25% WY, 12% ID, 7% WA, 3% OR, 11% SD, 15% NE, 9% IA, 10% MO, 1% AZ, 3% CO, 4% Mix of Consumer and Business Deposits ¹ 50% 49% 49% 51% 52% 50% 51% 51% 49% 48% Total Consumer Deposits Total Business Deposits 4Q21 1Q22 2Q22 3Q22 4Q22 7 1 Prior to 2022 periods represent FIBK standalone; business deposits include municipal balances$25.1B Deposit Highlights: • Total deposits declined $811.2 million, or 3.1% during Q4 ◦ Deposit declines occurred primarily in the month of December ◦ Consumer deposits increased $12.7 million, or 0.1% during Q4 Balances as of December 31, 2022

Total Risk-Based Capital Ratios* 14.11% 13.79% 13.16% 12.50% 12.55% 11.77% 11.52% 11.09% 10.49% 10.51% 0.72% 1.62% 2.28% 2.07% 2.01% 2.04% CET1 Non-common Tier1 Total RBC 4Q21 1Q22 2Q22 3Q22 4Q22² CAPITAL AND LIQUIDITY Highly liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Equity¹ $31.94 $31.42 $30.36 $28.77 $29.43 $20.83 $19.78 $18.92 $17.01 $17.69 6.83% 6.79% 6.61% 5.90% 5.95% 10.10% 10.38% 10.20% 9.59% 9.52% TBVPS BVPS TCE Ratio CE Ratio 4Q21 1Q22 2Q22 3Q22 4Q22 8 LHFI to Deposit Ratio 57.4% 60.3% 63.9% 68.0% 72.2% 4Q21 1Q22 2Q22 3Q22 4Q22 Capital and Liquidity Highlights: • Dividend yield of 4.4%, based on Q4 average share price of $42.30 • TBVPS and TCE ratio increased with retained earnings and improvement in accumulated other comprehensive income (AOCI). Q4 AOCI mark is equal to $4.57 of TBVPS • All capital ratios remain above internal Company capital policy guidelines 1 See Non-GAAP table in appendix for reconciliation 2 preliminary estimates - may be subject to change *Certain revisions were made to the ratios for the March 31, 2022, June 30, 2022, and September 30, 2022 periods presented in order to conform to the December 31, 2021 and December 31, 2022 periods.

ALLOWANCE FOR CREDIT LOSSES Funded ACL and ACL/LHFI Ratio $122.3 $247.2 $220.4 $213.0 $220.1 $108.5 $138.7 1.31% 1.46% 1.28% 1.21% 1.22% Total Funded ACL GWB Contribution As a % of Loans HFI 4Q21 1Q22 2Q22 3Q22 4Q22 9 Reserve build resulting from strong loan growth and additional qualitative macro adjustments ACL Highlights: • Funded ACL net increase of $7.1 million during the quarter was driven by strong loan growth and qualitative additions related to a more conservative macro-economic outlook • ACL coverage ratio to non-performing loans (NPLs) increased to 335.5%, from 247.7% in Q3, as NPLs declined 23.7% during the quarter • Q4 2022 provision for loan loss expense includes $6.5 million for unfunded loan commitments ACL Roll-forward Funded Unfunded Investments Total ACL 9/30/22 $213.0 $9.7 $1.9 $224.6 ACL Provision 8.2 6.5 — 14.7 Net Charge-offs 1.1 — — 1.1 ACL 12/31/22 $220.1 $16.2 $1.9 $238.2 * Line items may not sum due to rounding

ASSET QUALITY AND RESERVE TRENDS Net Charge-offs Ratio $2.7 $16.7 $0.3 $12.0 $1.1 $1.3 $15.4 0.11% 0.47% 0.01% 0.27% 0.02% 0.06% Net Charge-offs GWB Charge-offs % of Average Loans % FIBK Only 4Q21 1Q22 2Q22 3Q22 4Q22 Proactive credit management resulted in strong asset quality improvement Total NPLs and ACL/NPL Ratios $27.7 $121.6 $109.9 $86.0 $65.6 $20.9 $100.7441.5% 203.3% 200.5% 247.7% 335.5% FIBK Standalone NPL GWB Acquired NPL ACL / NPL Ratio 4Q21 1Q22 2Q22 3Q22 4Q22 Criticized Loans and Criticized Loan Ratio $216.7 $853.1 $780.0 $576.9 $615.1 $198.1 $655.0 2.3% 5.0% 4.5% 3.3% 3.4% FIBK Standalone GWB Acquired % of Total Loans 4Q21 1Q22 2Q22 3Q22 4Q22 10 Asset Quality Highlights: • Total non-performing assets at 12/31 declined by $24.1 million, or 23.5% from 9/30

NET INTEREST INCOME (NII)



Total Net Interest Income¹ and Net Interest Margin¹
$122.6
1.9
9.7
$111.0
2.69%
2.46%
$180.0
7.6
2.8
$169.6
2.80%
2.65%
$241.1
16.7
1.1
$223.3
3.25%
3.01%
$268.9
17.7
0.3
$250.9
3.71%
3.47%
$260.7
8.4
$252.3
3.61%
3.49%
4Q21
1Q22
2Q22
3Q22
4Q22
Adjusted NII ²
Net Interest Margin
PPP Income
Adjusted NIM ²
Loan PAA

[1] Reported on a fully-taxable equivalent ("FTE") basis
[2] See Non-GAAP table in appendix for reconciliation

Net Interest Income and Net Interest Margin Highlights:

- $8.4 million total loan purchase accounting accretion (PAA) in Q4 2022
  - $7.7 million from acquired GWB loans, a decrease from $16.9 million in the prior quarter
- Total remaining GWB accretion of $77.3 million at 12/31
- Q4 2022 adjusted NIM expanded two bps, driven by the shift in mix of earning assets from investments to loans and the sequential improvement in earning asset yields, which was offset by a heavier reliance on short-term borrowings.
- Q1 2023 adjusted NIM is expected to be negatively influenced by a shift in the mix of funding toward short-term borrowings, partially mitigated by lower-yielding cash flows from the securities portfolio being used to fund loan growth.
- Average earning asset growth in 2023 is expected to be minimal when compared to Q4 2022, as securities cash flows are expected to fund loan growth.

11

NET INTEREST INCOME (cont’d) 12 NIM Waterfall Analysis 3.71 0.21 0.12 0.01 (0.20) — (0.08) (0.12) 0.01 0.02 — — — (0.07) 3.61 3Q 22 Lo an s e x-P AA Inv es tm en ts Cash Dep osi ts Re po s Bo rro wing s Lo an PA A Lo an s Inv es tm en ts Cash Dep osi ts Re po s Bo rro wing s 4Q 22 Scheduled Purchase Accounting Accretion from GWB Acquisition $46.0 ¹ $(6.8) $39.2 $15.8 $(7.4) $8.4 $15.1 $(7.3) $7.8 Purchase Accounting Accretion Amortization of Intangibles (Non-Interest Expense) Pre-tax Net Impact of Purchase Accounting 2022 Actuals 2023 2024 RATE IMPACT MIX IMPACT 1 Includes YTD actual

LOAN PORTFOLIO RE-PRICING PROFILE Loan Repricing Gap Schedule ¹ $8,575 $5,391 $2,633 $1,499 Maturity / Repricing Buckets <= 1 Yr > 1 Yr <= 3 Yr > 3 Yr <= 5 Yr > 5 Yr 13 Loan Repricing Characteristics Fixed, 58% Variable, 12% Libor 1M, 9% Adjustable (Excl: 1M Libor), 21% 1 Contractual repricing benchmarks Active portfolio management combined with a higher proportion of fixed-rate originations to mitigate loan variability over time

INVESTMENT PORTFOLIO Quarterly New Purchases: Weighted Avg Yield 1.5% 2.2% 3.3% 3.9% 4.4% 4Q21 1Q22 2Q22 3Q22 4Q22 14 Investment Portfolio Highlights: • Investment portfolio is expected to yield cash-flow at $70-80 million per month for the next twelve months, with a roll-off yield in the 2.1% to 2.3% range. • 2023 outlook calls for all securities cash-flow to fund loan growth. Quarterly New Purchases: Weighted Avg Duration 2.3 3.1 4.6 5.6 4.3 2.3 3.1 4.6 5.6 4.3 4Q21 1Q22 2Q22 3Q22 4Q22 Total Portfolio Duration at Quarter End 3.6 3.8 3.9 3.9 3.7 3.3 3.6 3.8 Securities Duration Securities + Fair Value Hedge Duration ¹ 4Q21 1Q22 2Q22 3Q22 4Q22 1 No adjusted duration for 3Q or 4Q 2022, due to the termination of all forward-starting pay-fixed swaps

NON-INTEREST INCOME

$ amounts in millions

	4Q21	3Q22	4Q22
Payment Services	$ 11.3	$ 20.4	$ 19.4
Mortgage Banking	8.0	2.7	2.6
Wealth Management	7.2	8.5	8.4
Deposit Service Charges	4.4	5.7	4.9
Other Service Charges & Fees	2.8	4.7	2.9
Investment securities (loss) gain	0.9	(24.2)	—
Other income	2.5	5.1	3.4
Total	**$ 37.1**	**$ 22.9**	**$ 41.6**
Selected Items:			
Mortgage Servicing Rights (MSR) recovery	1.0	—	—
Investment securities (loss) gain	0.9	(24.2)	—
Adj. Non-interest Revenue	**$ 35.2**	**$ 47.1**	**$ 41.6**

Non-interest Income by Type



Other Income, 8%
Payment Services, 47%
Other Service Charges & Fees, 7%
Deposit Service Charges, 12%
Wealth Management, 20%
Mortgage Banking, 6%

Non-interest Income Notes:

- Q4 results were negatively impacted by slower spend volume in our debit card business, higher earnings credits (deposit service charges), minimal levels of mortgage production, and negligible swap fee income.
- Other income in Q4 includes $0.4 million of net reduction to the HFS loan fair value.
- 2023 results are expected to decline by a low single digit percentage when compared to 2022 reported fee income excluding investment securities losses, with growth in payment services and wealth management offset by lower service charges (full-year impact of non-sufficient funds/overdraft changes) and other fee revenue.

15

NON-INTEREST EXPENSE

$ amounts in millions

	4Q21	3Q22	4Q22
Salaries and wages	$ 42.3	$ 71.9	$ 75.4
Employee benefits	12.1	19.6	17.3
Occupancy and equipment	11.6	17.1	17.9
Other intangible amortization	2.5	4.1	4.1
Other expenses	28.8	56.5	54.5
Other real estate owned expense (income)	(0.1)	—	2.2
Acquisition related expenses	5.0	4.0	3.9
Total	**$ 102.2**	**$ 173.2**	**$ 175.3**
Selected Items:			
Merger-related expense	5.0	4.0	3.9
Litigation Accrual (Recovery) (Other exp.)	(0.2)	0.5	1.3
Adj. Non-interest Expense[2]	**$ 97.4**	**$ 168.7**	**$ 170.1**

Non-interest Expense and Efficiency Ratio



207.2
210.3
102.2
97.4
89.6%
142.0
164.5
173.2
168.7
175.3
170.1
71.4%
62.6%
60.4%
62.2%
55.8%
58.4%
52.4%
57.1%
54.6%
4Q21
1Q22
2Q22
3Q22
4Q22
Total Expenses
Efficiency Ratio 1
Adjusted Expenses 2
Adjusted Efficiency Ratio 2

Non-interest Expense Notes:

- Q4 results included a $1.3 million litigation accrual in other expenses, and $2.2 million in net other real estate owned (OREO) expense
- Q4 salaries and wages includes an additional performance-related incentive adjustment of $4.2 million based on the achievement in Q4 of certain year-end asset quality metrics set by the Board.
- 2023 expenses are expected to increase 3% - 4% from a base of $647.1 million in 2022, defined as total reported expense less merger-related expense. Included in this outlook is approximately 1% of the full year expense growth related to the 2 bps FDIC surcharge (or ~$6 million). This outlook includes no merger-related expenses.

[1] FDIC definition
[2] See Non-GAAP table in appendix for reconciliation

16

NON-GAAP FINANCIAL MEASURES 17 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non- GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted net interest margin; (vi) adjusted efficiency ratio; and (vii) adjusted return on average equity. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted net interest margin is calculated as adjusted net interest income divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted efficiency ratio is calculated as adjusted expense for efficiency ratio divided by adjusted revenue (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted return on average assets is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude acquisition related expenses and litigation accrual (recovery), adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, mortgage servicing rights impairments and recoveries, and other income, adjusts its net interest margin (FTE) to exclude purchase accounting accretion and payroll protection program (PPP) loan income and adjusts average interest-earning assets to exclude PPP average balances, and adjusts net income to include non-PCD CECL day two provision expense, acquisition related expenses, mortgage servicing rights fair value adjustments, other income items, investment security gains and losses, and other expense items. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

4Q21 1Q22 2Q22 3Q22 4Q22 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 1,986.6 $ 3,441.1 $ 3,271.9 $ 3,005.5 $ 3,073.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 690.9 1,275.2 1,232.9 1,229.0 1,225.9 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,295.7 $ 2,165.9 $ 2,039.0 $ 1,776.5 $ 1,847.9 Total assets (GAAP) $ 19,671.9 $ 33,162.2 $ 32,061.8 $ 31,344.7 $ 32,287.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 690.9 1,275.2 1,232.9 1,229.0 1,225.9 Tangible assets (Non-GAAP) (C) $ 18,981.0 $ 31,887.0 $ 30,828.9 $ 30,115.7 $ 31,061.9 Common shares outstanding (L) 62,200 109,503 107,758 104,451 104,442 Book value per common share (GAAP) (A) / (L) $ 31.94 $ 31.42 $ 30.36 $ 28.77 $ 29.43 Tangible book value per common share (Non-GAAP) (B) / (L) 20.83 19.78 18.92 17.01 17.69 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 6.83% 6.79% 6.61% 5.90% 5.95 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

4Q21 1Q22 2Q22 3Q22 4Q22 (Dollars in millions) Total non-interest expense $ 102.2 $ 207.2 $ 210.3 $ 173.2 $ 175.3 Less: Acquisition-related expense 5.0 65.2 45.8 4.0 3.9 Less: Litigation accrual (recovery) (0.2) — — 0.5 1.3 Adjusted non-interest expense $ 97.4 $ 142.0 $ 164.5 $ 168.7 $ 170.1 Less: Intangible amortization 2.5 3.6 4.1 4.1 4.1 Less: Other real estate owned (income) expense (0.1) 0.1 — — 2.2 Adjusted expense for efficiency ratio (A) $ 95.0 $ 138.3 $ 160.4 $ 164.6 $ 163.8 Net interest income $ 122.1 $ 178.4 $ 239.0 $ 266.8 $ 258.4 Add: Total non-interest income 37.1 48.8 49.9 22.9 41.6 Less: Net gain (loss) from investment securities 0.9 (0.1) (0.1) (24.2) — Less: MSR recovery 1.0 3.4 — — — Less: Other income — 1.4 1.7 — — Adjusted revenue (B) $ 157.3 $ 222.5 $ 287.3 $ 313.9 $ 300.0 Adjusted Efficiency Ratio (A)/(B) 60.39% 62.16% 55.83% 52.44% 54.60 % NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding

4Q21 1Q22 2Q22 3Q22 4Q22 (Dollars in millions) Net interest income on a fully-taxable equivalent ("FTE") basis 122.6 180.0 241.1 268.9 260.7 Less purchase accounting accretion 1.9 7.6 16.7 17.7 8.4 Less PPP Income 9.7 2.8 1.1 0.3 — Adjusted net interest income (A) 111.0 169.6 223.3 250.9 252.3 Average interest-earning assets 18,114.8 26,086.7 29,752.4 28,731.2 28,680.9 Less average PPP loans 200.1 91.6 30.8 8.1 5.6 Adjusted average earning assets (B) 17,914.7 25,995.1 29,721.6 28,723.1 28,675.3 Net interest margin (FTE), as reported 2.69% 2.80% 3.25% 3.71% 3.61 % Adjusted net interest margin (FTE) (A annualized)/(B) 2.46% 2.65% 3.01% 3.47% 3.49 % NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding

4Q21 1Q22 2Q22 3Q22 4Q22 (Dollars in millions); all adjustments are after-tax Reported net income (loss) 51.1 (33.4) 64.1 85.7 85.8 Plus: Non-PCD CECL Day 2 provision — 55.2 — — — Plus: Acquisition-related expenses 3.8 52.7 36.6 3.2 3.0 Plus: MSR fair value adjustments (0.8) (2.7) — — — Plus: Other income items — (1.1) (1.4) — — Plus: Investment securities loss (gain) (0.7) 0.1 0.1 19.2 — Plus: Litigation accrual (recovery) (0.2) — — 0.4 1.0 Adjusted net income (A) 53.2 70.8 99.4 108.5 89.8 Average stockholders' equity (B) 1,999.3 3,050.1 3,417.4 3,239.7 3,050.1 Return on average equity 10.14% (4.44) % 7.52% 10.49% 11.16 % Adjusted return on average equity (A annualized)/(B) 10.56% 9.41% 11.67% 13.29% 11.68 % NON-GAAP RECONCILIATION 21 * Line items may not sum due to rounding